TCW FUNDS, INC.

Supplement Dated December 15, 2008

Prospectus Dated February 29, 2008

Important Information Regarding the TCW Money Market Fund.

On December 2, 2008, the Board of Directors of TCW Funds, Inc. approved the continuation of the TCW Money Market Fund’s (the “Fund”) participation in the U.S. Department of the Treasury’s (the “Treasury”) Temporary Guarantee Program for Money Market Funds (the “Program”). The Fund’s continuation in the Program will become effective upon the Treasury’s acceptance of the Fund’s extension notice which has been filed.

Subject to certain terms and conditions, the Program provides coverage to shareholders for amounts held in the Fund as of the close of business on September 19, 2008. If the Fund’s net asset value (“NAV”) declines to below $0.995 after that date (“Guarantee Event”), the Program will provide coverage to Fund shareholders for up to $1 per share for the lesser of the following two amounts: (1) the number of shares owned on September 19, 2008, and (2) the number of shares owned on the date the Fund’s NAV falls below $1. Shares acquired after September 19 generally are not eligible for coverage under the Program. Additionally, if you were not a shareholder of the Fund on September 19, 2008, or if you close your account after September 19, 2008, and then reopen it, you will not be covered under the Program.

The Program is due to expire on April 30, 2009, unless extended by the Treasury. The Fund will bear the expense of its participation in the Program. The participation fee for the term of the Program (ending April 30, 2009) is 0.015% of the Fund’s outstanding shares as of September 19, 2008. The Secretary of the Treasury has authority to extend the Program through the close of business on September 18, 2009. If the Program is extended beyond April 30, 2009, however, there is no assurance that the Fund will continue to participate.

To request additional information about the Fund’s participation in the Program, please visit www.tcwfunds.com or contact us at 800-FUND-TCW (386-3829).

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